UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 21, 2020

INDEPENDENT BANK CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	0-7818	38-2032782
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4200 East Beltline Grand Rapids, Michigan	49525
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code:
(616) 527-5820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, no par value	IBCP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Company's Annual Meeting of Shareholders held on April 21, 2020, the matters listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company’s proxy statement, filed with the SEC on March 6, 2020 as supplemented on March 13, 2020 and April 2, 2020. The voting results are as follows:

Proposal 1: Election of Directors

The  following  individuals were  elected to  serve as  directors of  the Company  to hold  office  until the  2023 Annual  Meeting of Shareholders, under the terms of the Company's Bylaws:

Nominee	For	Withheld	Broker Non-Votes
Terance L. Beia	17,554,561	75,673	2,404,406
Stephen L. Gulis, Jr.	17,255,779	374,455	2,404,406
William B. Kessel	17,599,613	30,621	2,404,406

Proposal 2: Ratification of the Appointment of Independent Auditors

The shareholders ratified the appointment of Crowe LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes
19,657,450	359,052	18,138	--

Proposal 3: Advisory (Non-Binding) Vote on Executive Compensation

The shareholders approved a proposed resolution approving the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

For	Against	Abstain	Broker Non-Votes
16,998,744	571,676	59,814	2,404,406

Proposal 4: Advisory (Non-Binding) Vote on the Frequency of Advisory Vote on Executive Compensation

The shareholders voted on their preference as to whether the shareholder advisory vote on the compensation of the Company's named executive officers take place every 1 year, 2 years, or 3 years as follows:

1 Year	2 Years	3 Years	Abstain
16,831,327	182,885	568,787	47,235

In light of the recommendation of the Board of Directors that the shareholder advisory vote on the compensation of the Company's named executive officers take place every year and the fact that this choice was the preference of more than 95% of the votes cast on this proposal, the Company will hold the shareholder advisory vote on the compensation of the Company's named executive officers every year until at least the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION (Registrant)

Date: April 22, 2020		/s/ Stephen A. Erickson
	By:	Stephen A. Erickson
	Its:	Executive Vice President and Chief Financial Officer